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                                                                    Exhibit 23.9

                               ENGINEER'S CONSENT

          We consent to the reference to our appraisal report for PennzEnergy Company as of the years ended December 31, 1996, 1997, and 1998, incorporated herein by reference.


                                        RYDER SCOTT COMPANY, L.P.

August 13, 1999